UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K



                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                        the Securities and Exchange Commission


                          Date of report:  November 7, 2000


                                 FAR WEST GROUP, INC.
                (Exact name of registrant as specified in its charter)


              NEVADA                   000-28291              86-0867960
         (State or other juris-    (Commission file)   I.R.S. Employer Identif-
          dicition of incorporation                    ication No.)
          or organization)


               1665 East 18th Street, Suite 113, Tucson, Arizona 85719
             (Address of principal executive offices, including zip code)


           Registrant telephone number (including area code) (520) 740-1119



                              Current report on Form 8-K

                                        Page 1

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                                       FORM 8-K

                                 FAR WEST GROUP, INC.


          Item 5.   Other events.

               Far West Group, Inc. hereby incorporates by reference herein its press release dated November 3, 2000 regarding changes in its Board of Directors, a copy of which is included as Exhibit 99.0 attached hereto.

          Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements of business acquired:  None

               (b)  Pro forma financial statements:  None

               (c)  Exhibits:

                    99.0 Press release date November 3, 2000


                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FAR WEST GROUP, INC.



                                     By: /s/ Dallas Talley
                                         Dallas Talley
                                         Chairman of the Board,President
                                         and acting CFO

          Date: November 7, 2000


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